SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                September 10, 2007
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter


         Colorado                 000-19333              84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     By letter dated August 21, 2007 (accepted on September 10, 2007), Bart Chilton has resigned as a director of Bion Dairy Corporation ("Bion Dairy"). Mr. Chilton had agreed to become a director of Bion Environmental Technologies, Inc. ("Bion") upon Bion's acquisition of errors and omissions insurance, but had not yet become a director of Bion. Mr. Chilton's resignation was not due to a disagreement with Bion. His resignation was due to his acceptance of an appointment as Commissioner to the Commodity Futures Trading Commission.

ITEM 7.01  REGULATION FD DISCLOSURE.

     On September 12, 2007, Bion Environmental Technologies, Inc. (the "Company") posted an Executive Summary concerning its business on its website at www.biontech.com. A copy of the Executive Summary is submitted herewith as Exhibit 99.1.

ITEM 8.01  OTHER EVENTS.

     On September 10, 2007, two settlements of the Delaware Chancery Court litigation (previously announced) became final and unappealable. The Company (and its Centerpoint Corporation subsidiary) (collectively "Bion") received $110,000 in cash as an initial portion of the settlement proceeds on September 10, 2007. Additionally, on September 13, 2007, the Company was informed that a wire transfer of approximately 888,000 EURO (approximately $1,200,000) to Bion had been initiated from an escrow account in an Italian bank, of which 65% (approximately 575,000 EURO/ $795,000 before attorneys' fees and other costs) represents settlement proceeds in the litigation.

     It is anticipated that the Company's shareholders as of January 15, 2002 (other than the 'Released Parties' in these two litigation settlements who are not current officers and/or directors of Bion) ("Shareholder Class") will each receive the equivalent of approximately .05 shares of Bion common stock for each share (split adjusted) of Bion common stock held on that date. The Company believes that delivery of these settlement proceeds to members of the Shareholder Class will take place within the next 60 days.

     See the Company's Current Report on Form 8-K dated August 10, 2007 (and exhibits thereto) for additional settlement details.

ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1 - Bart Chilton Resignation Letter

          Exhibit 99.2 - Bion Environmental Technologies, Inc. Executive
                         Summary - September 10, 2007


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  September 13, 2007              By: /s/ Mark A. Smith
                                           Mark A. Smith, President